Exhibit 10.1
SUPPLEMENT NO. 1
TO GUARANTEE AGREEMENT

SUPPLEMENT NO. 1, dated as of September 2, 2020 (this “Supplement”), to the Guarantee Agreement, dated as of April 3, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”), by and among Edgewell Personal Care Company, a Missouri corporation (the “Borrower”), each Subsidiary of the Borrower listed on the signature page thereof and each other Subsidiary of the Borrower that became a party thereto after the date thereof (together with the Borrower, the “Existing Guarantors”) and BANK OF AMERICA, N.A., as collateral agent (in such capacity, together with any successor thereto, the “Collateral Agent”) for the Secured Parties.
A. Reference is made to the Credit Agreement dated as of March 28, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders party thereto from time to time (the “Lenders”) and Bank of America, N.A., as Administrative Agent and Collateral Agent.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
C. Each Existing Guarantor has entered into the Guaranty in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 12 of the Guaranty provides that additional Subsidiaries may become Subsidiary Guarantors (as defined in the Guaranty) under the Guaranty by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries of the Borrower (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guaranty in order to induce the Lenders to maintain and/or make additional Loans and each Issuing Bank to maintain and/or issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued.
Accordingly, each New Subsidiary agrees as follows:
SECTION 1. In accordance with Section 12 of the Guaranty, such New Subsidiary by its signature below becomes a Subsidiary Guarantor under the Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor and such New Subsidiary hereby agrees to all the terms and provisions of the Guaranty applicable to it as a Subsidiary Guarantor thereunder. In furtherance of the foregoing, such New Subsidiary does hereby guarantee to the Collateral Agent for the benefit of the Secured Parties the due and punctual payment of the Guaranteed Obligations (as defined in the Guaranty) as set forth in the Guaranty. Each reference to a “Subsidiary Guarantor” in the Guaranty and in this Supplement shall be deemed to include each New Subsidiary. The Guaranty is hereby incorporated herein by reference.
SECTION 2. Each New Subsidiary represents and warrants (as to itself) to the Collateral Agent and the other Secured Parties that each of the representations and warranties set forth in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.
SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. This
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Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary. Delivery of an executed counterpart to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed original.
SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 6(d) of the Guaranty.
SECTION 8. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel to the Collateral Agent.
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IN WITNESS WHEREOF, each New Subsidiary has duly executed this Supplement to the Guaranty as of the day and year first above written.
CREMO HOLDING COMPANY, LLC
By:  /s/ Rod Little
        Name: Rod Little
        Title: President

CREMO COMPANY, LLC
By:  /s/ Rod Little
             Name: Rod Little
             Title: President

[Signature Page to Revolver Guaranty Supplement]